                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) December 15, 1995


                                  AGWAY INC.
                                  ----------
            (Exact name of registrant as specified in its charter)


Delaware                          2-22791                          15-0277720
-----------------------------------------------------------------------------
(State or other jurisdiction   (Commission                      (IRS Employer
of incorporation)               File Number)               Identification No.)


333 Butternut Drive, DeWitt, New York                                   13214
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code (315) 449-6431











                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

As previously disclosed on Form 8-K Item 5, filed with the Commission on December 15, 1995, Agway Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Agway Inc. ("Holdings"), sold all of Holdings' common stock of its majority-owned subsidiary, H. P. Hood Inc. ("Hood"), to Catamount Dairy Holdings Limited Partnership, a Massachusetts limited partnership ("Buyer"), as assignee of The Catamount Corporation, a Massachusetts corporation ("Catamount"), on the terms and subject to the conditions of the Stock Purchase Agreement between Holdings and Catamount dated as of December 14, 1995 (the "Stock Purchase Agreement"). Hood, which was Agway Inc.'s dairy segment, manufactures and distributes various forms of dairy products including ice cream, fluid milk and manufactured products. The sale of Hood reduced Agway Inc.'s consolidated assets by approximately $134 million and consolidated liabilities by approximately $136 million. The net proceeds of the sale, after the assumption of certain liabilities, were approximately $19,000,000, which resulted in an estimated after-tax gain of approximately $2,000,000.

In accordance with the Stock Purchase Agreement, the Buyer paid to Holdings $25,500,000 in the form of $15,900,000 in cash and $9,600,000 in a promissory note in consideration of the sale of its Hood common stock. Holdings assumed certain specified obligations of Hood, including the liability for certain supplemental executive retirement plans and certain management bonuses. Furthermore, under the Stock Purchase Agreement, Holdings has indemnified the Buyer with regard to specified representations, warranties and litigation; federal and state taxes through fiscal 1995; and 50% of all other indemnification obligations in excess of $1 million identified within two years of the closing date. The obligations and/or liabilities assumed and expenses incurred by Holdings in the transaction are currently estimated at approximately $6,500,000. Immediately after closing, Holdings exchanged the note of $9,600,000 received as proceeds for certain specified assets of Hood, including stock of a Farm Credit System cooperative bank, certain accounts receivable and certain real estate and fixed assets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

         Not Applicable

(b)      Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

         Pro Forma Condensed Consolidated Balance Sheet at September 30, 1995............................. Page F-1

         Pro Forma Condensed Consolidated Income Statement as of the three months ended
                  September 30, 1995...................................................................... Page F-2

         Pro Forma Condensed Consolidated Income Statement as of the year ended June 30, 1995............. Page F-3

The pro forma condensed consolidated balance sheet of Registrant as of September 30, 1995 reflects the financial position of the Registrant assuming disposition took place on September 30, 1995 and after giving effect to the disposition of the majority held common stock of Hood, assumption of certain liabilities and immediately upon closing, the exchange of notes receivable for specified assets as discussed in Item 2.

The pro forma condensed consolidated statements of earnings for the three months ended September 30, 1995 and the fiscal year ended June 30, 1995 give effect to the disposition as if such disposition occurred on July 1, 1994 and are based on the operations of the Registrant for the three months ended September 30, 1995 and the fiscal year ended June 30, 1995.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the period presented. In addition, it should be noted that Registrant's financial statements will reflect the disposition only from November 25, 1995, the effective date.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

(c)    Exhibit - previously filed with Form 8-K - Item 5 on December 18, 1995.

No.                                                 Description
---                                                 -----------
 1 Stock Purchase Agreement, dated as of December 14, 1995, between Holdings and Catamount.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           AGWAY INC.
                                          (Registrant)







Date   December 22, 1995         By           /s/PETER J. O'NEILL
     ----------------------          ----------------------------------------
                                                 Peter J. O'Neill
                                              Senior Vice President,
                                 Finance and Control, Treasurer and Controller
                                        (Principal Financial Officer and
                                            Chief Accounting Officer)

                        PRO FORMA FINANCIAL INFORMATION
                   AGWAY INC. AND CONSOLIDATED SUBSIDIARIES
     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 1995
                            (Thousands of Dollars)
                                  (Unaudited)

                                                                                              Pro Forma
                                                                                             Adjustments
                                                                                       -------------------------
                                                                    As Reported        Hood<F1>            Other          Pro Forma
                                                                    -----------        --------            -----          ---------
                      ASSETS
                      ------
CURRENT ASSETS:
   Trade accounts receivable (including notes
     receivable of $29,784), less allowance for doubtful
     accounts of $10,110 .......................................     $  205,710     $  (40,017)        $    3,970 <F2>    $  169,663
   Leases receivable, less unearned income of $42,640 ..........         94,926                                               94,926
   Uncollected insurance premiums ..............................          9,888                                                9,888
   Advances and other receivables ..............................         25,456         (3,658)             6,731 <F2>        28,529
   Inventories
     Raw materials .............................................         16,879           (637)                               16,242
     Finished goods ............................................        137,275         (8,834)                              128,442
     Goods in transit and supplies .............................         13,795         (8,331)                                5,463
                                                                     ----------     ----------         ----------         ----------
     Total inventories .........................................        167,949        (17,802)                              150,147

   Prepaid expenses ............................................         67,199         (2,206)           (11,295)<F3>        53,698
                                                                     ----------     ----------         ----------         ----------
         TOTAL CURRENT ASSETS ..................................        571,128        (63,683)              (594)           506,851

Marketable securities available for sale .......................         33,075                                               33,075
Other security investments .....................................         41,273         (3,247)             3,172 <F2>        41,198
Properties and equipment, net ..................................        305,251        (61,663)                              243,588
Long-term leases receivable, less unearned
   income of $68,517 ...........................................        249,705                                              249,705
Investment in discontinued operations ..........................                        16,124            (16,124)<F4>
Other assets ...................................................         97,777        (10,251)             1,200 <F2>        88,726
                                                                     ----------     ----------         ----------         ----------
         TOTAL ASSETS ..........................................     $1,298,209     $ (122,720)        $  (12,346)        $1,163,143
                                                                     ==========     ==========         ==========         ==========

               LIABILITIES AND SHAREHOLDERS' EQUITY
               ------------------------------------
CURRENT LIABILITIES:
   Notes payable ...............................................     $   84,500                        $  (15,900)<F5>    $   68,600
   Current installments of long-term debt and
      subordinated debt ........................................         94,094     $  (10,762)                               83,332
   Accounts payable ............................................        116,967        (33,093)             1,360 <F6>        85,234
   Unearned insurance premiums .................................         16,674                                               16,674
   Other current liabilities ...................................        128,554        (19,780)             2,920 <F6>       111,694
                                                                     ----------     ----------         ----------         ----------
         TOTAL CURRENT LIABILITIES .............................        440,789        (63,635)           (11,620)           365,534

Long-term debt .................................................        238,146        (31,905)                              206,241
Subordinated debt ..............................................        380,971         (6,732)                              374,239
Other liabilities ..............................................         73,222        (14,231)            (2,047)<F6>        56,944
Interest of others in consolidated subsidiaries ................          6,217         (6,217)
Commitments and contingencies
Preferred stock, net ...........................................         62,892                                               62,892
Common stock, net ..............................................          2,712                                                2,712
Paid-in capital ................................................          1,470                            (1,470)<F7>
Retained margin ................................................         91,790                             2,791 <F8>        94,581
                                                                     ----------     ----------         ----------         ----------
         TOTAL LIABILITIES AND SHAREHOLDERS'
             EQUITY ............................................     $1,298,209     $ (122,720)        $  (12,346)        $1,163,143
                                                                     ==========     ==========         ==========         ==========

<F1>     To eliminate the assets and liabilities included in the balance sheet of the Registrant's majority-owned subsidiary, H. P.
         Hood Inc., as of September 30, 1995.
<F2>     To reflect assets purchased by Agway from H. P. Hood Inc. subsequent to the sale.
<F3>     To reclassify to the deferred tax asset retained by Holdings.
<F4>     To eliminate the net investment in H. P. Hood Inc.
<F5>     To reflect the $15,900 cash proceeds from the sale of H. P. Hood Inc. and the related reduction in notes payable.
<F6>     To reflect liabilities and other obligations assumed.
<F7>     To eliminate Paid-in capital associated with H. P. Hood Inc.
<F8>     Net income statement impact from transaction.

                        PRO FORMA FINANCIAL INFORMATION
                   AGWAY INC. AND CONSOLIDATED SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995
                                  (Unaudited)
                            (Thousands of Dollars)


                                                                                      Pro Forma Adjustments
                                                                                    ------------------------
                                                                As Reported         Hood<F1>           Other              Pro Forma
                                                                -----------         --------           -----              ---------
NET SALES AND REVENUES FROM:
     Product sales ......................................        $ 416,130         $(113,145)                             $ 302,985
     Leasing operations .................................           11,180                           $      35<F3>           11,215
     Insurance operations ...............................            6,887                                                    6,887
     Service revenues ...................................            3,392                                 145<F3>            3,537
                                                                 ---------         ---------         ---------            ---------
         Total net sales and revenues ...................          437,589          (113,145)              180              324,624

COST AND EXPENSES FROM:
     Products and plant operations ......................          391,999          (100,287)               35<F3>          291,747
     Leasing operations .................................            5,257                                                    5,257
     Insurance operations ...............................            4,791                                                    4,791
     Selling, general and administrative
         activities .....................................           41,994           (10,281)              145<F3>           31,858
                                                                 ---------         ---------         ---------            ---------
         Total costs and expenses .......................          444,041          (110,568)              180              333,653

OPERATING MARGIN(LOSS) ..................................           (6,452)           (2,577)                                (9,029)

Interest income(expense), net ...........................           (8,475)            1,306               248<F2>           (6,921)
Other income, net .......................................              710               856               396<F2>            1,962
                                                                 ---------         ---------         ---------            ---------

     MARGIN(LOSS) FROM CONTINUING
     OPERATIONS BEFORE INCOME TAXES .....................          (14,217)             (415)              644              (13,988)

Income tax benefit ......................................           (3,488)              (25)              (14)<F2>          (3,527)
                                                                 ---------         ---------         ---------            ---------

MARGIN(LOSS) FROM CONTINUING OPERATIONS .................        $ (10,729)        $    (390)        $     658            $ (10,461)
                                                                 =========         =========         =========            =========

<F1> To eliminate the profit and loss of H. P. Hood Inc. for the entire period.

<F2> To reflect costs that would not have been incurred if the sale of H. P. Hood Inc. common stock had been completed as of July 1, 1994.

<F3> To reflect former intercompany amounts no longer being eliminated.

                        PRO FORMA FINANCIAL INFORMATION
                   AGWAY INC. AND CONSOLIDATED SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED JUNE 30, 1995
                                  (Unaudited)
                            (Thousands of Dollars)


                                                                                    Pro Forma Adjustments
                                                                                 -----------------------------
                                                          As Reported            Hood<F1>              Other             Pro Forma
                                                          -----------            --------            ---------           ---------

NET SALES AND REVENUES FROM:
     Product sales ................................       $ 1,994,387        $  (483,571)                               $ 1,510,816
     Leasing operations ...........................            40,426                              $       187 <F3>          40,613
     Insurance operations .........................            26,623                                                        26,623
     Service revenues .............................            21,425                                      645 <F3>          22,070
                                                          -----------        -----------           -----------          -----------
         Total net sales and revenues .............         2,082,861           (483,571)                  832            1,600,122

COST AND EXPENSES FROM:
     Products and plant operations ................         1,653,415           (431,651)                  177 <F3>       1,221,941
     Leasing operations ...........................            17,675                                                        17,675
     Insurance operations .........................            17,321                                                        17,321
     Selling, general and administrative
         activities ...............................           380,602            (53,308)                  645 <F3>         327,939
                                                          -----------        -----------           -----------          -----------
         Total costs and expenses .................         2,069,013           (484,959)                  822            1,584,876

OPERATING MARGIN(LOSS) ............................            13,848              1,388                    10               15,246

Interest income(expense), net .....................           (36,169)             5,166                   990 <F2>         (30,013)
Other income(expense), net ........................            (4,419)            (3,889)               16,724 <F2>           8,416
                                                          -----------        -----------           -----------          -----------
MARGIN(LOSS) FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES ..........................           (26,740)             2,665                17,724               (6,351)

Income tax benefit ................................            (3,778)            (1,270)                6,676 <F2>           1,628
                                                          -----------        -----------           -----------          -----------

MARGIN(LOSS) FROM CONTINUING OPERATIONS ...........       $   (22,962)       $     3,935           $    11,048          $    (7,979)
                                                          ===========        ===========           ===========          ===========

<F1> To eliminate the profit and loss of H P. Hood Inc. for the entire period.

<F2> To reflect costs that would not have been incurred if the sale of H. P. Hood Inc. common stock had been completed as of July 1, 1994.

<F3> To reflect former intercompany amounts no longer being eliminated.